                            ARTICLES OF INCORPORATION
                                       OF
                        SECURITY ACCUMULATION FUND, INC.

We, the undersigned incorporators, hereby associate ourselves together to form and establish a corporation for profit under the laws of the State of Kansas.

   FIRST: The name of the corporation (hereinafter called the Corporation) is SECURITY ACCUMULATION FUND, INC.

   SECOND: The location of its registered office in Kansas is Security Benefit Life Building, 700 Harrison Street, Topeka Kansas.

   THIRD: The name and address of its registered agent in Kansas is Dean L. Smith, Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas.

   FOURTH: The purposes for which the Corporation is formed are as follows:

   (1) To engage in the business of an investment company and to hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, trade, purchase on margin, sell, sell short, assign, pledge, hypothecate, negotiate, transfer, exchange or otherwise dispose assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Article, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof; and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities.

   (2) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including, without limitation thereof, securities) now or hereafter permitted by the laws of Kansas, by these Articles of Incorporation and the Bylaws of the Corporation, as its Board of Directors may determine.

   (3) To purchase or otherwise acquire, hold, dispose of, resell, transfer, or reissue (all without any vote or consent of stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the laws of the State of Kansas, by these Articles of Incorporation and by the Bylaws of the Corporation.

   (4) To conduct its business in all its branches at one or more offices in Kansas and elsewhere in any part of the world, without restriction or limit as to the extent.

   (5) To carry out all or any of the foregoing purposes as principal or agent, and alone or with associates or, to the extent now or hereafter permitted by the laws of Kansas, as a member of, or as the owner or holder of any stock of, or shares of interest in, any firm, association, corporation, trust or syndicate; and in connection therewith to make or enter into such deeds or contracts with any persons, firms, associations, corporations, syndicates, governments or sub-divisions thereof, and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

   (6) To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes.

It is the intention that each of the purposes, specified in each of the paragraphs of this Article FOURTH, shall be in no wise limited or restricted by reference to or inference from the terms of any other paragraph, but that the purposes specified in each of the paragraphs of this Article FOURTH shall be regarded as independent objects, purposes and powers. The enumeration of the specific purposes of this Article FOURTH shall not be construed to restrict in any manner the general objects, purposes and powers of this corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature. The enumeration of purposes herein shall not be deemed to exclude or in any way limit by inference any objects, purposes or powers which this corporation has power to exercise, whether expressly or by force of the laws of the State of Kansas, now or hereafter in effect, or impliedly by any reasonable construction of such laws.

   FIFTH: The aggregate number of shares which the Corporation shall have authority to issue shall be 30,000 shares of capital stock of the par value of $1.00 per share.

The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the Corporation.

   (1) At all meetings or stockholders each stockholder of the Corporation shall be entitled to one vote on each matter submitted to a vote at such meeting for each share of stock standing in his name on the books of the Corporation on the date, fixed in accordance with the Bylaws, for determination of stockholders entitled to vote at such meeting. All other elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, on any two or more of them as he may see fit.

   (2) No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation of any class which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

   (3) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

   SIXTH: The minimum amount of capital with which the Corporation will commence business is One Thousand Dollars.

   SEVENTH: The names and places of residence of each of the incorporators are as follows:

                       NAMES               PLACES OF RESIDENCE

                 Dean L. Smith             1800 W 26th
                                           Topeka, Kansas

                 Robert E. Jacoby          5026 W. 23rd Terrace
                                           Topeka, Kansas

                 Everett S. Gille          2832 Plass Street
                                           Topeka, Kansas

   EIGHTH: The duration of corporate existence of the Corporation is one hundred years.

   NINTH: The number of Directors of the Corporation shall be five. Unless otherwise provided by the Bylaws of the Corporation, the Directors of the Corporation need not be stockholders therein.

   TENTH: (1) Except as may be otherwise  specifically  provided by (i) statute,
(ii) the Articles of Incorporation of the corporation as from time to time amended or (iii) bylaw provisions adopted from time to time by the stockholders or directors of the Corporation, all powers of management, direction and control of the corporation shall be, and hereby are, vested in the board of directors.

   (2) If the bylaws so provide, the board of directors, by resolution adopted by a majority of the whole board, may designate two or more directors to constitute an executive committee, which committee, to the extent provided in said resolution or in the bylaws of the corporation, shall have and exercise all of the authority of the board of directors in the management of the corporation.

   (3) Shares of stock in other corporations shall be voted by the President or a Vice President, or such officer or officers of the Corporation as the Board of Directors shall from time to time designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Board of Directors, except as otherwise ordered by vote of the holders of a majority of the shares of the capital stock of the Corporation outstanding and entitled to vote in respect thereto.

   (4) Subject only to the provisions of the federal Investment Company Act of 1940, any Director, officer or employee individually, or any partnership of which any Director, officer or employee may be a member, or any corporation or association of which any Director, officer or employee may be an officer, director, trustee, employee or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a Director, or a partnership, corporation or association of which a Director is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any Director of the Corporation who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporation or association or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such other corporation or association or not so interested or a member of a partnership so interested.

   (5) Each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion of independent counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The indemnity provided herein shall, in the event of the settlement of any such action, suit or proceeding, not exceed the costs and expenses (including attorneys' fees) which would reasonably have been incurred if such action, suit or proceeding had been litigated to a final conclusion. Such a determination by independent counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the officer or Director was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnifications shall not be exclusive of any other right to which the officers and Directors may be entitled according to law.

   (6) The Board of Directors is hereby empowered to authorize the issuance and sale, from time to time, of shares of the capital stock of the Corporation, whether for cash at not less than the par value thereof or for such other consideration including securities as the Board of Directors may deem advisable, in the manner and to the extent now or hereafter permitted by the Bylaws of the Corporation and by the laws of Kansas.

   ELEVENTH: The private property of the stockholders shall not be subject to the payment of the debts of the Corporation.

   TWELFTH: The Board of Directors shall have power to make, and from time to time alter, amend and repeal the Bylaws of the Corporation; provided, however, that the paramount power to make, alter, amend and repeal the Bylaws, or any provision thereof, or to adopt new Bylaws, shall always be vested in the stockholders, which power may be exercised by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote, at any annual or special meeting of the stockholders; provided, further, that thereafter the directors shall have the power to suspend, repeal, amend or otherwise alter the Bylaws or any portion thereof so enacted by the stockholders, unless the stockholders in enacting such Bylaws or portion thereof shall otherwise provide.

   THIRTEENTH: In so far as permitted under the laws of Kansas, the stockholders and directors shall have power to hold their meetings, if the bylaws so provide, and to keep the books and records of the corporation outside of the State of Kansas, and to have one or more offices, within or without the State of Kansas, at such places as may be from time to time designated in the bylaws or by resolution of the stockholders or directors.

   FOURTEENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them, secured or unsecured, or between this Corporation and its stockholders, or any class of them, any court, state or federal, of competent jurisdiction within the State of Kansas may on the application in a summary way of this corporation, or of any creditor, secured or unsecured, or stockholders thereof, or on the application of trustees in dissolution, or on the application of any receiver or receivers appointed for this corporation by any court, state or federal, of competent jurisdiction, order a meeting of the creditors or class of creditors secured or unsecured or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, or of the stockholders, or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

   FIFTEENTH: This corporation reserves the right to alter, amend or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by the statutes of Kansas, and all rights and powers conferred herein are granted subject to this reservation; and, in particular, the corporation reserves the right and privilege to amend its Articles of Incorporation from time to time so as to authorize other or additional classes of shares of stock, to increase or decrease the number of shares of stock of any class now or hereafter authorized and to vary the preferences, qualifications, limitations, restrictions and the special or relative rights or other characteristics in respect of the shares of each class, in the manner and upon such minimum vote of the stockholders entitled to vote thereon as may at the time be prescribed or be permitted by the laws of Kansas, or such larger vote as may then be required by the Articles of Incorporation of the corporation.

IN WITNESS WHEREOF, we have hereunto subscribed our names this 15th day of April, 1965.

                                                      DEAN L. SMITH
                                            ------------------------------------
                                                      Dean L. Smith

                                                    ROBERT E. JACOBY
                                            ------------------------------------
                                                    Robert E. Jacoby

                                                    EVERETTE S. GILLE
                                            ------------------------------------
                                                    Everett S. Gille


STATE OF KANSAS   )
                  )ss
COUNTY OF SHAWNEE )

Personally appeared before me, a notary public in and for Shawnee County, Kansas, the above named, DEAN L. SMITH, ROBERT E. JACOBY, AND EVERETT S. GILLE who are personally known to me to be the same persons who executed the foregoing instrument of writing, and such persons duly acknowledged the execution of the same. IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 15th day of April, 1965.

                                                     DOROTHY S. WHITLOW
                                            ------------------------------------
                                                       Notary Public

My commission expires November 12, 1967.

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                        SECURITY ACCUMULATION FUND, INC.


We, DEAN L. SMITH, President, and WILLIAM J. MILLER, JR., Secretary, of Security Accumulation Fund, Inc., a corporation organized and existing under the laws of the State of Kansas (the "Company"), with its principal office in the City of Topeka, Shawnee County, Kansas, do hereby certify as follows:

     FIRST: That the Board of Directors of the Company at a meeting held on December 12, 1968, duly adopted the following amendment to the Articles of Incorporation of the Company, and declared the advisability of said amendment, said resolution reading as follows:

     RESOLVED, that the Articles of Incorporation of Security Accumulation Fund, Inc., be amended by deleting the present Article FIRST of said Articles of Incorporation and inserting in lieu thereof the following Article FIRST:

          FIRST: The name of the corporation (hereinafter called the "Corporation") is SECURITY ULTRA FUND, Inc.

     SECOND: That the Board of Directors of the Company also duly adopted the following amendment to the Articles of Incorporation of the Company, and declared the advisability of said amendment, said resolution reading as follows:

     RESOLVED, that the Articles of Incorporation of Security Accumulation Fund, Inc. be amended by deleting the first paragraph of Article FIFTH of said Articles of Incorporation and inserting in lieu thereof the following first paragraph of Article FIFTH:

          FIFTH: The aggregate number of shares which the Corporation shall have authority to issue, shall be $20,000 shares of capital stock of the par value of $1.00 per share.

     THIRD: That thereafter on the 9th day of January, 1969, upon notice duly given as provided by law and the bylaws of the Company to each holder of shares of Capital Stock of the Company entitled to vote on the proposed amendments of the Articles of Incorporation, the annual meeting of said stockholders was held and there were present at such meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

     FOURTH: That at said annual meeting of the stockholders of the Company, the aforesaid resolutions, set forth in Division FIRST and Division SECOND hereof, amending the Articles of Incorporation of the Company, were presented for consideration and a vote of the stockholders present at said meeting in by proxy was taken by ballot for and against each of the proposed resolutions, which vote was conducted by two Judges appointed for that purpose by the officer presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted their votes and when the voting was completed said Judges counted and ascertained the number of shares voted respectively for and against each of the proposed amendments to the Articles of Incorporation and declared that the persons holding a majority of the Capital Stock of the Company had voted for each of the proposed amendments; and the said Judges made out a certificate accordingly that the number of shares of Capital Stock issued and outstanding and entitled to vote on said resolutions was 30,000 shares of Capital Stock, that 30,000 shares of said stock were voted for and 0 shares of said stock were voted against the proposed amendment set forth in Division FIRST hereof, that 30,000 shares of said stock were voted for and 0 shares of said stock were voted against the proposed amendment set forth in Division SECOND hereof, and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

     FIFTH: That a certificate of said Judges having been made, subscribed and delivered as aforesaid and it appearing by said certificate of the Judges that the holders of more than a majority of the Capital Stock of the Company entitled to vote thereon had voted in favor of each of the amendments to the Articles of Incorporation set forth in Division FIRST and Division SECOND hereof, the said amendments were declared duly adopted.

     SIXTH: That, accordingly, the amendments to Articles NINTH and TENTH of the Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in Division FIRST and Division SECOND of this certificate, have been duly adopted in accordance with Article 42 of the General Corporation Code of Kansas.

     SEVENTH: That the capital of the Company will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, we, Dean L. Smith, President, and William J. Miller, Jr., Secretary, have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 9th day of January, 1969.

                                                       DEAN L. SMITH
                                            ------------------------------------
                                                  Dean L. Smith, President

                                                    WILL J. MILLER, JR.
                                            ------------------------------------
                                               Will J. Miller, Jr., Secretary
[Corporate Seal]

STATE OF KANSAS  )
                 )ss
COUNTY OF SHAWNEE)

BE IT REMEMBERED, that on this 9th day of January, 1969, before me, a Notary Public in and for the county and state aforesaid, came Dean L. Smith and William
J. Miller, Jr., President and Secretary, respectively, of Security Accumulation Fund, Inc., a Kansas corporation, who are personally known to me to be the President and Secretary, respectively, of said corporation and the same persons who executed the foregoing instrument and they duly acknowledged the execution of the same.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                                      LOIS J. HEDRICK
                                            ------------------------------------
                                                       Notary Public

My Commission Expires January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                         Topeka, Kansas January 10, 1969

         Received of SECURITY EQUITY FUND, INC.

         Ten Thousand Thirty/Seven and 50/100 ------ Dollars,

         fee for filing the within Amendment.

                                                    ELWILL M. SHANAHAN
                                          --------------------------------------
                                          Elwill M. Shanahan, Secretary of State

By                HART WORKMAN
   ------------------------------------------
   Hart Workman, Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                            SECURITY ULTRA FUND, INC.

We, DEAN L. SMITH, President and WILL J. MILLER, JR., Secretary, of Security Ultra Fund, Inc., a corporation organized and existing under the laws of the State of Kansas (the "Company"), with its principal office in the City of Topeka, Shawnee County, Kansas, do hereby certify as follows:

     FIRST: That the board of directors of the Company at a meeting held on January 9, 1969, duly adopted the following amendment to the Articles of Incorporation of the Company, and declared the advisability of said amendment, said resolution reading as follows:

     RESOLVED, That the Articles of Incorporation of Security Ultra Fund, Inc. be amended by deleting the fifth paragraph of Article TENTH of said Articles of Incorporation and to renumber paragraph (6) to paragraph (5).

     SECOND: That thereafter on the 20th day of January, 1969, upon notice duly given as provided by law and the bylaws of the Company to each holder of shares of Capital Stock of the Company entitled to vote on the proposed amendment of the Articles of Incorporation, the special meeting of the stockholders was held and there was present at such meeting by proxy the holder of more than a majority of the voting stock of the Company.

     THIRD: That at said special meeting of the stockholders of the Company, the aforesaid resolutions, set forth in Division FIRST hereof, amending the Articles of Incorporation of the Company, were presented for consideration and a vote of the stockholders present at said meeting in person and by proxy was taken by ballot for and against each of the proposed resolutions, which vote was conducted by two Judges appointed for that purpose by the officer presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted their votes and when the voting was completed said Judges counted and ascertained the number of shares voted respectively for and against each of the proposed amendments to the Articles of Incorporation and declared that the persons holding a majority of the Capital Stock of the Company had voted for each of the proposed amendments; and the said Judges made out a certificate accordingly that the number of shares of Capital Stock issued and outstanding and entitled to vote on said resolutions was 30,000 shares of Capital Stock, that 30,000 shares of said stock were voted for and 0 shares of said stock were voted against the proposed amendments set forth in Division FIRST hereof, and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

     FOURTH: That a certificate of said Judges having been made, subscribed and delivered as aforesaid and it appearing by said certificate of the Judges that the holders of more than a majority of the Capital Stock of the Company entitled to vote thereon had voted in favor of each of the amendments to the Articles of Incorporation set forth in Division FIRST, the said amendment were declared duly adopted.

     FIFTH: That, accordingly, the amendments to Article TENTH of the Articles of Incorporation of Security Ultra Fund, Inc., as heretofore set forth in Division FIRST of this certificate, have been duly adopted in accordance with
Article 42 of the General Corporation Code of Kansas.

     SIXTH: That the capital of the Company will not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, we, Dean L. Smith, President, and Will J. Miller, Jr., Secretary, have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 20th day of January, 1969.

                                                       DEAN L. SMITH
                                            ------------------------------------
                                                  Dean L. Smith, President

                                                    WILL J. MILLER, JR.
                                            ------------------------------------
                                               Will J. Miller, Jr., Secretary
[Corporate Seal]

STATE OF KANSAS  )
                 )ss
COUNTY OF SHAWNEE)

BE IT REMEMBERED, that on this 20th day of January, 1969, before me, a Notary Public in and for the county and state aforesaid, came Dean L. Smith and Will J. Miller, Jr., President and Secretary, respectively, of Security Ultra Fund, Inc., a Kansas corporation, who are personally known to me to be the President and Secretary, respectively, of said corporation, and the same persons who executed the foregoing instrument and they duly acknowledged the execution of the same.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                                      LOIS J. HEDRICK
                                            ------------------------------------
                                                       Notary Public

My Commission Expires January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                                 Topeka, Kansas

         RECEIVED OF SECURITY ULTRA FUND, INC.

         Two and fifty/100 ---------- Dollars,

         fee for filing the within  amendment.


                                                   ELWILL M. SHANAHAN
                                         ---------------------------------------
                                         Elwill M. Shanahan, Secretary of State

By         HART WORKMAN
   ----------------------------
   Assistant Secretary of State

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                            SECURITY ULTRA FUND, INC.

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Dean L. Smith, President and Will J. Miller, Jr., Secretary of Security Ultra Fund, Inc. a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that at the special meeting of the Board of Directors of said corporation held on the 26th day of March, 1969, said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declared its advisability, to wit:

     RESOLVED, that the Articles of Incorporation of Security Ultra Fund, Inc. be amended by deleting the present Article NINTH of said Articles of Incorporation and by inserting in lieu thereof the following Article NINTH;

     NINTH: The number of directors to constitute the board of directors of the corporation, which shall be a minimum of three and a maximum of nine, may be varied from time to time by the board of directors or stockholders of the corporation between said minimum and maximum numbers. Unless otherwise provided by the Bylaws of the corporation, the directors of the corporation need not be stockholders therein.

     FURTHER RESOLVED, that the board of directors does hereby declare the advisability of said amendment to Article NINTH of the Articles of Incorporation and that a special meeting of the stockholders of the corporation be and it hereby is called to be held at the offices of the corporation on the 27th day of March, 1969, beginning at 8:30 a.m. of that day, for the purposes of amending Article NINTH of the Articles of Incorporation as aforesaid, of adopting a new Bylaw 14 of the corporation to establish the number of directors at nine, of electing a board of nine directors contingent upon the proposed amendment of Article NINTH of the Articles of Incorporation becoming duly effective and to transact such other business as may properly come before said meeting or any adjournment or adjournments thereof.

     FURTHER RESOLVED, that the close of business on March 26, 1969, be fixed as the date of record for the determination of stockholders entitled to vote at the special meeting of stockholders to be held on March 27, 1969.

That thereafter, pursuant to said resolution and in accordance with the by-laws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendment, and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 27th day of March, 1969, said stockholders met and convened and considered said proposed amendment.

That at said meeting the stockholders entitled to vote did vote upon said amendment, and two judges duly appointed for the purpose conducted said vote deciding upon the qualification of voters and declared that the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were 30,000 shares in favor of the proposed amendment and 0 shares against the amendment.

That said amendment was duly adopted in accordance with the provisions of Chapter 17, Article 42, General Statutes of Kansas, 1949, and amendments thereto.

That the capital of said corporation will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF we have hereunto set our hands and affixed the seal of the corporation this 1st day of April, 1969.

                                                       DEAN L. SMITH
                                            ------------------------------------
                                                  Dean L. Smith, President

                                                    WILL J. MILLER, JR.
                                            ------------------------------------
                                               Will J. Miller, Jr., Secretary

STATE OF KANSAS  )
                 )ss
COUNTY OF SHAWNEE)

BE IT REMEMBERED, that before me, Lois J. Hedrick a Notary Public in and for the county and state aforesaid, came Dean L. Smith and Will J. Miller, Jr., President and Secretary, respectively, of Security Ultra Fund, Inc., a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary respectively, and duly acknowledged the execution of the same this 1st day of April, 1969.

                                                      LOIS J. HEDRICK
                                            ------------------------------------
                                                       Notary Public

My Commission Expires January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                          Topeka, Kansas April 1, 1969

         Received of SECURITY ULTRA FUND, INC.

         Two and 50/100 --------------------- Dollars,
         fee for filing the within Amendment.

                                                   ELWILL M. SHANAHAN
                                         ---------------------------------------
                                         Elwill M. Shanahan, Secretary of State

By         HART WORKMAN
   ----------------------------
   Assistant Secretary of State

                            ARTICLES OF INCORPORATION
                                       OF
                            SECURITY ULTRA FUND, INC.

We, Everett S. Gille, President, and Larry D. Armel, Secretary, of Security Ultra Fund, Inc., a corporation organized and existing under the laws of the State of Kansas and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that at the regular meeting of the board of directors of said corporation held on the 11th day of November, 1980, said board adopted resolutions setting forth the following amendments to the Articles of Incorporation and declared their advisability, to wit:

     "RESOLVED, that the articles of incorporation of Security Ultra Fund, Inc., as heretofore amended, be further amended by deleting the first paragraph of Article Fifth and by inserting in lieu thereof the following:

     'FIFTH: The aggregate number of shares which the Corporation shall have the authority to issue shall be 100,000,000 shares of capital stock of the par value of $0.50 (fifty cents) per share. Upon the effectiveness of this amendment:

          (a) Each share of capital stock, par value $1.00 per share, heretofore issued by the Corporation and presently outstanding shall, without further act or deed, be deemed to be changed and converted into two shares of capital stock of the par value of $0.50 each; and

          (b) Each stock certificate for shares of capital stock of the par value of $1.00 per share issued and outstanding immediately prior to this amendment evidencing shares of capital stock, par value $1.00 per share, shall be deemed to evidence an identical number of shares of capital stock of the par value of $0.50 each.'

     RESOLVED, that the articles of incorporation of Security Ultra Fund, Inc., as heretofore amended, be further amended by deleting Article FIRST in its entirety and by inserting in lieu thereof the following new Article FIRST:

     FIRST: The name of the corporation (hereinafter called the Corporation) is SECURITY ULTRA FUND.'

     FURTHER RESOLVED, that the board of directors of this corporation hereby declares the advisability of the foregoing amendments to the articles of incorporation of this corporation and hereby recommends that the stockholders of this corporation adopt said amendments.

     FURTHER RESOLVED, that at the annual meeting of the stockholders of this corporation to be held at the offices of the corporation in Topeka, Kansas, on January 23, 1981, beginning at 10:00 A.M. on that day, the matter of the aforesaid proposed amendments to the articles of incorporation of this corporation shall be submitted to the stockholders entitled to vote thereon.

     FURTHER RESOLVED, that in the event the stockholders of this corporation shall approve and adopt the proposed amendments to the articles of incorporation of this corporation as heretofore adopted and recommended by this board of directors, the appropriate officers of this corporation be, and they hereby are authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all certificates and other instruments, and to take any and all other action, as may be necessary to effectuate the said proposed amendments to the articles of incorporation of this corporation.

     FURTHER RESOLVED, that upon the effectiveness of the proposed amendments to the articles of incorporation of this corporation, the appropriate officers of this corporation be, and they hereby are, authorized and directed, for and in behalf of this corporation, to make any appropriate changes in the form of the stock certificates representing the shares of capital stock of this corporation, and to issue any additional stock certificates representing additional shares of the capital stock of this corporation as shall be required or as may be necessary and advisable to reflect said amendment to the articles of incorporation of this corporation."

     That thereafter, pursuant to said resolutions and in accordance with the bylaws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendments and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 23rd day of January, 1981, said stockholders met and convened and considered said proposed amendments.

     That at said meeting the stockholders entitled to vote did vote upon the amendment to Article FIRST, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were (Common Stock) 1,422,019 shares in favor of the proposed amendment and (Common Stock) 50,322 shares against the amendment and:

     That at said meeting the stockholders entitled to vote did vote upon the amendment to Article FIFTH, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were (Common Stock) 1,449,611 shares in favor of the proposed amendment and (Common Stock) 22,730 shares against the amendment.

     That said amendments were duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

     That the capital of said corporation will not be reduced under or by reason of said amendments.

     IN WITNESS WHEREOF we have hereunto set out hands and affixed the seal of said corporation, this 30th day of January, 1981.

                                                     EVERETT S. GILLE
                                            ------------------------------------
                                                Everett S. Gille, President

                                                      LARRY D. ARMEL
                                            ------------------------------------
                                                 Larry D. Armel, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT REMEMBERED, that before me, Lois J. Hedrick, a Notary Public in and for the County and State aforesaid, came Everett S. Gille, President and Larry D. Armel, Secretary of Security Ultra Fund, Inc., a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary respectively, and duly acknowledged the execution of the same this 30th day of January, 1981.

                                                      LOIS J. HEDRICK
                                            ------------------------------------
                                                       Notary Public

My Commission Expires January 8, 1984.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                               SECURITY ULTRA FUND

We, Michael J. Provines, President or Vice President, and Amy J. Lee, Secretary or Assistant Secretary, of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

The board of directors recommends that the Articles of Incorporation be amended by adopting the following Article Sixteenth:

        "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

        A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

        B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

        C.  for an unlawful  dividend,  stock  purchase or redemption  under the
            provisions  of  Kansas  Statutes   Annotated  (K.S.A.)  17-6424  and
            amendments thereto; or

        D. for any transaction from which the director derived an improper personal benefit."

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

                                    In Witness Whereof, we have hereunto set our
                                    hands   and   affixed   the   seal  of  said
                                    corporation this 28th day of January 1988.

                                                    MICHAEL J. PROVINES
                                            ------------------------------------
                                               Michael J. Provines, President

                                                        AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President or Vice President and Amy J. Lee, Secretary or Assistant Secretary of the corporation named in this document, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 28th day of January, 1988.

     [SEAL]
                                                     CONNIE BRUNGARDT
                                            ------------------------------------
                                                      Notary Public

     My appointment or commission expires November 30, 1991.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                               SECURITY ULTRA FUND

We, Michael J. Provines, President and Amy J. Lee, Secretary, of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment.

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

                                    In Witness Whereof, we have hereunto set our
                                    hands   and   affixed   the   seal  of  said
                                    corporation this 27th day of July 1993.

                                                    MICHAEL J. PROVINES
                                            ------------------------------------
                                               Michael J. Provines, President

                                                        AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President and Amy J. Lee, Secretary of the corporation named in this document, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 27th day of July, 1993.

                                                     PEGGY S. AVEY
                                            ------------------------------------
                                                Peggy S. Avey, Notary Public

My appointment or commission expires November 21, 1996.

                               SECURITY ULTRA FUND

The Board of Directors of Security Ultra Fund recommends that the Articles of Incorporation be amended by deleting the first paragraph of Article Fifth and by inserting, in lieu thereof, the following new Article:

FIFTH: The aggregate number of shares which this the Corporation shall have authority to issue shall be (1,000,000,000) shares of capital stock, each of the par value of $0.50 (fifty cents) per share. Each share of capital stock, par value $1.00 per share, heretofore issued by the Corporation and presently outstanding, shall, without further act or deed, be deemed to be changed and converted into two shares of capital stock of the par value of $0.50 each, and each stock certificate for shares of capital stock of the par value of $1.00 per share issued and outstanding evidencing shares of capital stock, par value $1.00 per share, shall be deemed to evidence an identical number of shares of capital stock of the par value of $0.50 each. The board of directors of the Corporation is expressly authorized to cause shares of capital stock of the Corporation authorized herein to be issued in one or more classes or series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the Corporation (unless provided otherwise by the board of directors with respect to any such additional class or series;)

(1) At all meetings of stockholders each stockholder of the Corporation of any class or series shall be entitled to one vote on each matter submitted to a vote at such meeting for each share of stock standing in his name on the books of the Corporation on the date, fixed in accordance with the Bylaws, for determination of stockholders entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and stockholders may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as they may see fit.

(2) No holder of stock of the Corporation of any class or series shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation of any class or series which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation, acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

(3) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                               SECURITY ULTRA FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Michael J. Provines, President, and Amy J. Lee, Secretary, of Security Ultra Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 23rd day of July 1993, adopted resolutions setting forth the preferences, rights, privileges and restrictions of such classes, which resolutions are provided in their entirety as follows:

RESOLVED that, pursuant to the authority vested in the Board of Directors of Security Ultra Fund by its Articles of Incorporation, the officers of the Fund are hereby directed and authorized to establish two separate series of the common stock of the corporation, effective October 19, 1993.

FURTHER RESOLVED, that the series shall be referred to as Series A and Series B shares of common stock. The officers of the corporation are hereby authorized and directed to establish such series of common stock allocating 85,000,000 $0.50 par value shares of the corporation's authorized capital stock to Series A and allocating the remaining 15,000,000 $0.50 par value shares to Series B.

FURTHER RESOLVED, that Series A shares shall include that stock currently being issued by the corporation.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of the series of Security Ultra Fund shall be as follows:

   1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

   2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

   3. (a) The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

       (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

   4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such few shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

   5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

   6. Dividends paid with respect to shares of the corporation, to the extent any dividends are paid, will be calculated for each series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan will be borne exclusively by the affected series.

   7. Expenses attributable to a particular series shall be allocated and charged to the series to which such expense relates as determined by the corporation's Board of Directors.

   8. On the eighth anniversary of the purchase of Series B shares of the corporation, Series B shares (except those purchased through the reinvestment of dividends and other distributions) will automatically convert to Series A shares of the corporation at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands this 5th day of October 1993.

                                                    MICHAEL J. PROVINES
                                            ------------------------------------
                                               Michael J. Provines, President

                                                        AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me Judith M. Ralston a Notary Public in and for the County and State aforesaid, came Michael J. Provines, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 5th day of October 1993.

                                                     JUDITH M. RALSTON
                                            ------------------------------------
                                                      Notary Public

My Commission Expires:  January 1, 1995

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                               SECURITY ULTRA FUND

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Ultra Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at the meeting, a majority of the stockholders entitled to vote, voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said corporation this 21st day of December, 1994.

                                                      JOHN D. CLELAND
                                            ------------------------------------
                                                 John D. Cleland, President

                                                       AMY J. LEE
                                            ------------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT REMEMBERED that before me, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President, and Amy J. Lee, Secretary, of Security Ultra Fund, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 21st day of December, 1994.

                                                     JUDITH M. RALSTON
                                            ------------------------------------
                                                 Judith M. Ralston, Notary

     (SEAL)

My Commission Expires January 1, 1995.

PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE, WITH $20 FILING FEE TO:

                  Secretary of State
                  2nd Floor, State Capitol
                  Topeka, KS 66612-1594
                  (913) 296-4564

                            CERTIFICATE OF CHANGE OF
                           DESIGNATION OF COMMON STOCK
                                       OF
                               SECURITY ULTRA FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Ultra Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 21st day of October, 1994, adopted resolutions allocating the corporation's authorized capital stock among the two separate series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of such classes, which resolutions are provided in their entirety as follows:

     WHEREAS Security Ultra Fund issues its common stock in two separate series designated as Series A and Series B.

     WHEREAS, the corporation's shareholders will consider an amendment to the corporation's articles of incorporation to increase the authorized capital stock of the corporation from 100,000,000 to 1,000,000,000 shares, at a meeting of shareholders to be held December 21, 1994; and

     WHEREAS, upon approval of the proposed amendment to the corporation's articles of incorporation, the Board of Directors wishes to reallocate the 1,000,000,000 shares of authorized capital stock among the series.

     NOW, THEREFORE, BE IT RESOLVED, that, upon approval by shareholders of an amendment to the articles of incorporation increasing the corporation's authorized capital stock from 100,000,000 to 1,000,000,000 shares, the officers of the corporation are hereby directed and authorized to allocate 850,000,000 $0.50 par value shares of the corporation's authorized capital stock to Series A and the remaining 150,000,000 $0.50 par value shares to Series B.

     FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the July 23, 1993 meeting of this Board of Directors are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

     FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

We hereby certify that in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment to the articles of incorporation, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment. We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment which was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands this 21st day of December, 1994.

                                                      JOHN D. CLELAND
                                            ------------------------------------
                                                 John D. Cleland, President

                                                        AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered that before me, Judith M. Ralston a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary of Security Ultra Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 21st day of December, 1994.

                                                      JUDITH M. RALSTON
                                            ------------------------------------
                                                 Judith M. Ralston, Notary

My Commission Expires:  January 1, 1995

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                               SECURITY ULTRA FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank, Vice President, and Amy J. Lee, Secretary, of Security Ultra Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 6th day of November 1998, adopted resolutions establishing one new series of common stock in addition to those two series of common stock currently being issued by the Corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of such classes, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of one new series of common stock of Security Ultra Fund in addition to the two separate series of common stock presently issued by the fund designated as Series A and Series B;

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the three series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that the officers of the corporation are hereby directed and authorized to establish one new series of Security Ultra Fund designated as Series C.

FURTHER RESOLVED, that the officers of the corporation are hereby directed and authorized to issue an indefinite number of $.50 par value shares of capital stock of each series of the corporation, which consist of Series A, Series B and Series C.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each of the series of Security Ultra Fund shall be as follows:

  1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

  2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
      (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

  3. (a) The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

  5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

  6. Dividends paid with respect to shares of the corporation, to the extent any dividends are paid, will be calculated for each series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan will be borne exclusively by the affected series.

  7. Expenses attributable to a particular series shall be allocated and charged to the series to which such expense relates as determined by the corporation's Board of Directors.

  8. On the eighth anniversary of the purchase of Series B shares of the corporation, Series B shares (except those purchased through the reinvestment of dividends and other distributions) will automatically convert to Series A shares of the corporation at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands this 27th day of January, 1999.

                                                    JAMES R. SCHMANK
                                            ------------------------------------
                                               James R. Schmank, Vice President

                                                       AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, Jana R. Selley, a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, Vice President, and AMY J. LEE, Secretary, of Security Ultra Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 27th day of January, 1999.

                                                      JANA R. SELLEY
                                            ------------------------------------
                                                       Notary Public

My commission expires June 14, 2000